HATTERAS MULTI-STRATEGY INSTITUTIONAL FUND, L.P.
AND
HATTERAS MULTI-STRATEGY TEI INSTITUTIONAL FUND, L.P.
(the “Funds”)

Supplement dated October 20, 2010,
to the Prospectus dated July 16, 2010

This Supplement contains information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.  Capitalized terms used in this Supplement and not otherwise defined shall have the meaning given to them in the Prospectus.

Effective immediately, the following changes are made to the Prospectus:

The first two sentences of the paragraph entitled “Repurchase Offers” in the FUNDS SUMMARY section on pages 15-16 are removed and replaced with the following:

In order to provide a limited degree of liquidity to the Partners, each Fund intends to conduct repurchase offers generally quarterly with a Valuation Date (as defined below) on or about March 31, June 30, September 30 and December 31 of each year, provided that it is in the best interests of the Fund and the Partners to do so as determined by the Board. In each repurchase offer, each Fund intends to offer to repurchase a percentage of its Units at its NAV determined as of approximately March 31, June 30, September 30 and December 31, as applicable (each, a “Valuation Date”), but in no event will more than 20% of the Units of a Fund be repurchased per quarter.  For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter.

The first sentence of the first paragraph in the TENDER OFFERS/OFFERS TO REPURCHSE section on page 39 is removed and replaced with the following:

In no event will more than 20% of the Units of a Fund be repurchased per quarter.  For purposes of clarification, it should be noted that there is no guarantee that a Fund will offer to repurchase 20% (or any other percentage) of the Units of a Fund in any given quarter.

The Amended and Restated Limited Partnership Agreement of each of the Funds will be amended to reflect this change.  The text of the amendments will be furnished to any Partner upon request.

PLEASE RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE